                                                                    EXHIBIT 99.1

CONTACTS:

(MEDIA):      TONY LENTINI             (713/296-6227)
              BILL MINTZ               (713/296-7276)
              DAVID HIGGINS            (713/296-6690)

(INVESTOR):   ROBERT DYE               (713/296-6662)

(WEB SITE):   WWW.APACHECORP.COM

                                           FOR RELEASE AT 7:45 A.M. CENTRAL TIME

              APACHE REPORTS FIRST-QUARTER EARNINGS RISE 62 PERCENT
                       TO $559 MILLION OR $1.67 PER SHARE

         Houston, April 28, 2005 - Apache Corporation (NYSE, Nasdaq: APA) today reported that higher oil and gas prices and strong production contributed to record first-quarter 2005 earnings of $559 million or $1.67 per diluted common share, up from $345 million or $1.05 per diluted common share in the first quarter of 2004.

         Cash from operations before changes in operating assets and liabilities totaled $1 billion, up from $737 million in the year-earlier period. (This is a non-GAAP measure; see reconciliation below.)

         Production averaged 462,000 barrels of oil equivalent per day in the quarter, up 7 percent from the first quarter of 2004 and up slightly from last year's fourth quarter.

         High oil and gas prices were a strong driver for first-quarter financial results. Apache received $46.05 per barrel of oil in the quarter, up 51 percent from the prior-year period; $27.68 per barrel of natural gas liquids, up 16 percent; and $5.30 per thousand cubic feet of gas, up 11 percent.

         "We are off to a strong start in 2005, with record earnings," said
G. Steven Farris, Apache's president, chief executive officer and chief operating officer. "Our successful drilling program in the first quarter and deep inventory of opportunities should contribute to Apache's financial and operating results in coming quarters."

         Recent operational highlights include:

         o Apache drilled two significant discoveries in Egypt during the quarter. The Syrah 1X wildcat, on the company's 100 percent-contractor-interest Khalda Concession, tested 46.5 million cubic feet (MMcf) of natural gas per day. The Tanzanite 1X discovery, located onshore on Apache's 65 percent-contractor-interest West Mediterranean Concession, was tested in two separate Alam el Bueib (AEB) zones. The first tested at a rate of 5,296 barrels of oil and 7 MMcf of gas per day and the second at a rate of 5,631 barrels of oil and 17 MMcf of gas per day.

         o Apache has drilled 86 wells on Canadian acreage acquired last year in a farm-in from ExxonMobil. Apache has tested 73 wells with productive capacity of 52 MMcf of gas per day. The wells are expected to be brought on production as processing and transportation infrastructure becomes available.

         o Apache's debt-to-capitalization ratio declined to 22.7 percent at the end of the first quarter, from 24 percent at year-end 2004.

         Apache Corporation is a large gas and oil independent with core operations in the United States, Canada, Egypt, the United Kingdom North Sea and Western Australia.

                                      -end-

         NOTE: Apache will webcast its conference call live at 1 p.m. Central Time on April 28, 2005, from its Web site, www.apachecorp.com. The replay will be available on the Web site or by dialing (719) 457-0820 and using pass code 869266. The telephone replay will be available for one week beginning at approximately 5 p.m. on April 28.

This news release contains certain "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995 including, without limitation, expectations, beliefs, plans and objectives regarding production and exploration and development opportunities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions and uncertainties. There is no assurance that Apache's expectations will be realized, and actual results may differ materially from those expressed in the forward-looking statements.

                               APACHE CORPORATION
                              FINANCIAL INFORMATION
                      (In thousands, except per share data)


                                                          FOR THE QUARTER
                                                          ENDED MARCH 31,
                                                   ----------------------------
                                                      2005             2004
                                                   -----------      -----------
REVENUES AND OTHER:
Oil and gas production revenues                    $ 1,626,649      $ 1,152,754
Other                                                   35,639           (2,815)
                                                   -----------      -----------
                                                     1,662,288        1,149,939
                                                   -----------      -----------

OPERATING EXPENSES:
Depreciation, depletion and amortization               339,413          286,228
Asset retirement obligation accretion                   13,159           10,761
Lease operating costs                                  233,171          208,236
Gathering and transportation costs                      23,780           19,634
Severance and other taxes                               72,186            8,948
General and administrative                              50,411           46,057
                                                   -----------      -----------
  Total operating expenses                             732,120          579,864
                                                   -----------      -----------

OPERATING INCOME                                       930,168          570,075

FINANCING COSTS:
Interest expense                                        45,266           40,549
Amortization of deferred loan costs                        658              567
Capitalized interest                                   (13,409)         (13,650)
Interest income                                           (927)            (320)
                                                   -----------      -----------
  Net financing costs                                   31,588           27,146
                                                   -----------      -----------


INCOME BEFORE INCOME TAXES                             898,580          542,929
Provision for income taxes                             338,097          196,604
                                                   -----------      -----------

NET INCOME                                             560,483          346,325
Preferred stock dividends                                1,420            1,420
                                                   -----------      -----------

INCOME ATTRIBUTABLE TO COMMON STOCK                $   559,063      $   344,905
                                                   ===========      ===========

BASIC NET INCOME PER COMMON SHARE                  $      1.70      $      1.06
                                                   ===========      ===========

DILUTED NET INCOME PER COMMON SHARE                $      1.67      $      1.05
                                                   ===========      ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING             328,037          325,003
                                                   ===========      ===========

                               APACHE CORPORATION
                             FINANCIAL INFORMATION
                                 (In thousands)


                                                                                            FOR THE QUARTER
                                                                                            ENDED MARCH 31,
                                                                                       ---------------------------
                                                                                           2005            2004
                                                                                       -----------     -----------
 COSTS INCURRED:
  North America exploration and development                                            $   529,434     $   342,364
  International exploration and development                                                262,347         164,074
                                                                                       -----------     -----------
                                                                                       $   791,781     $   506,438
                                                                                       ===========     ===========

  Oil and gas property acquisitions                                                    $    19,949     $     1,329
                                                                                       ===========     ===========

  Capitalized interest                                                                 $    13,409     $    13,650
                                                                                       ===========     ===========

  Asset retirement costs                                                               $    10,513     $    12,037
                                                                                       ===========     ===========


                                                                                        MARCH 31,      DECEMBER 31,
                                                                                           2005           2004
                                                                                       -----------     ------------
BALANCE SHEET DATA:
  Current Assets                                                                       $ 1,589,007     $ 1,348,782
  Property and Equipment, net                                                           14,369,453      13,860,359
  Goodwill                                                                                 189,252         189,252
  Other Assets                                                                             109,356         104,087
                                                                                       -----------     -----------
  Total Assets                                                                         $16,257,068     $15,502,480
                                                                                       ===========     ===========

  Current Liabilities                                                                  $ 1,571,447     $ 1,282,891
  Long-Term Debt                                                                         2,531,722       2,588,390
  Deferred Credits and Other Noncurrent Liabilities                                      3,529,950       3,426,778
  Shareholders' Equity                                                                   8,623,949       8,204,421
                                                                                       -----------     -----------
  Total Liabilities and Shareholders' Equity                                           $16,257,068     $15,502,480
                                                                                       ===========     ===========
  Common shares outstanding at end of period                                               328,189         327,458

NON-GAAP FINANCIAL MEASURES:

The press release discusses Apache's cash from operations before changes in operating assets and liabilities. It is presented because management believes the information is useful for investors because it is used internally and widely accepted by those following the oil and gas industry as a financial indicator of a company's ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies, and is frequently included in published research when providing investment recommendations. Cash from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity, but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.

The following table reconciles net cash provided by operating activities to cash from operations before changes in operating assets and liabilities.


                                                     FOR THE QUARTER
                                                     ENDED MARCH 31,
                                                -------------------------
                                                  2005            2004
                                                ----------     ----------
Net cash provided by operating activities       $  836,172     $  652,332
Changes in operating assets and liabilities        186,896         84,394
                                                ----------     ----------
Cash from operations before changes in
     operating assets and liabilities           $1,023,068     $  736,726
                                                ==========     ==========

                               APACHE CORPORATION
                              FINANCIAL INFORMATION


                                                               FOR THE QUARTER
                                                               ENDED MARCH 31,
                                                          -------------------------
                                                             2005           2004
                                                          ----------     ----------
FINANCIAL DATA (In thousands, except per share data):

Revenues and other                                        $1,662,288     $1,149,939
                                                          ==========     ==========

Income Attributable to Common Stock                       $  559,063     $  344,905
                                                          ==========     ==========

Basic Net Income Per Common Share                         $     1.70     $     1.06
                                                          ==========     ==========

Diluted Net Income Per Common Share                       $     1.67     $     1.05
                                                          ==========     ==========

Weighted Average Common Shares Outstanding                   328,037        325,003
                                                          ==========     ==========

Diluted Shares Outstanding                                   334,038        328,014
                                                          ==========     ==========


PRODUCTION AND PRICING DATA:

NATURAL GAS VOLUME - MCF PER DAY
   United States                                             637,803        644,462
   Canada                                                    346,742        314,064
   Egypt                                                     155,328        128,665
   Australia                                                 113,734        118,822
   North Sea                                                   2,178          1,602
   Argentina                                                   3,473          5,160
                                                          ----------     ----------
     Total                                                 1,259,258      1,212,775
                                                          ==========     ==========

AVERAGE NATURAL GAS PRICE PER MCF
   United States                                          $     6.04     $     5.35
   Canada                                                       5.59           5.09
   Egypt                                                        4.30           4.10
   Australia                                                    1.82           1.70
   North Sea                                                    5.30           4.34
   Argentina                                                    0.91           0.47
     Total                                                      5.30           4.77

OIL VOLUME - BARRELS PER DAY
   United States                                              73,630         67,255
   Canada                                                     23,277         25,266
   Egypt                                                      54,579         49,097
   Australia                                                  15,976         23,658
   North Sea                                                  61,870         44,299
   China                                                      10,507          7,440
   Argentina                                                     704            552
                                                          ----------     ----------
     Total                                                   240,543        217,567
                                                          ==========     ==========

AVERAGE OIL PRICE PER BARREL
   United States                                          $    44.00     $    32.36
   Canada                                                      47.14          33.00
   Egypt                                                       48.77          31.34
   Australia                                                   52.99          34.86
   North Sea                                                   46.10          22.72
   China                                                       33.91          30.12
   Argentina                                                   33.97          33.44
     Total                                                     46.05          30.44

NGL VOLUME - BARRELS PER DAY
   United States                                               9,104          8,128
   Canada                                                      2,419          2,598
                                                          ----------     ----------
     Total                                                    11,523         10,726
                                                          ==========     ==========

AVERAGE NGL PRICE PER BARREL
   United States                                          $    28.26     $    25.27
   Canada                                                      25.46          19.34
     Total                                                     27.68          23.83